SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2012
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

	Delaware	1-16725 42-1520346
(State or other jurisdiction (Commission file number) (I.R.S. Employer
	of incorporation)	Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

(d) On January 30, 2012, the Board of Directors of Principal Financial Group, Inc. (the
“Company”) elected Luca Maestri as a new director of the Company and of Principal Life
Insurance Company, effective February 1, 2012. There is no arrangement or understanding between Mr. Maestri and any other person pursuant to which Mr. Maestri was selected as a director. Mr. Maestri has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management.

Effective with his election, Mr. Maestri is a member of the Audit and Finance Committees of the Board of Directors. Mr. Maestri’s compensation as a non-employee director will be consistent with that provided to all Company non-employee directors, as described in the
Company’s most recent proxy statement filed with the Securities and Exchange Commission.
Pursuant to the established compensation program for non-employee directors, Mr. Maestri received a pro-rated grant of 1,197 shares of Company restricted stock units, determined based upon the effective date of his election.

A press release announcing Mr. Maestri’s election is included herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

99 Press Release Concerning Election of Luca Maestri, dated February 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Joyce N. Hoffman
Name: Joyce N. Hoffman
Title: Senior Vice President and
Corporate Secretary

Date: February 2, 2012

EXHIBIT 99
Release: Feb. 1, 2012
Contact: Susan Houser, 515.248.2268, houser.susan@principal.com

The Principal Financial Group Names Luca Maestri to Board of Directors

(Des Moines, Iowa) – The Principal Financial Group® (NYSE: PFG) announced that Luca Maestri, executive vice president and chief financial officer of Xerox Corporation, joined The Principal® Board of
Directors effective Feb. 1, 2012.
“We are very pleased to welcome Luca to our Board. His extensive international and financial experience will help guide our continued international expansion and leadership in global investment management and retirement services,” said Larry D. Zimpleman, chairman, president and chief executive officer of The Principal.
Maestri is responsible for all finance, treasury, investor relations, risk management, mergers and acquisitions, tax and audit operations at Xerox. He joined Xerox as CFO in February 2011 after serving as
CFO of Nokia Siemens Networks since 2008. Prior to Xerox, Maestri held senior executive finance positions with General Motors (GM) Corporation and worked at GM for 20 years. He served as CFO of
GM Europe and GM Brazil, and was Executive-In-Charge of the Fiat Alliance for GM Europe in
Switzerland.
Maestri received a bachelor’s degree in economics from LUISS University in Rome, and a master’s degree in science of management from Boston University.
Maestri commented, “I look forward to working closely with The Principal on continued expansion as the company deepens its extensive global reach and executes its aggressive growth strategy.”
For more news and insights from The Principal, connect with us on Twitter at:
http://twitter.com/ThePrincipal.

About the Principal Financial Group
The Principal Financial Group® (The Principal ®)[1] is a global investment management leader including retirement services, insurance solutions and asset management. The Principal offers businesses, individuals and institutional clients a wide range of financial products and services, including retirement, asset management and insurance through its diverse family of financial services companies. Founded in 1879 and a member of the FORTUNE 500®, the Principal Financial Group has $320.8 billion in assets under management[2] and serves some 17.8 million customers worldwide from offices in Asia, Australia, Europe,
Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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[1] “The Principal Financial Group” and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
2 As of September 30, 2011.